UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
MRV COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
IMPORTANT
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION
ELECTION OF DIRECTORS
NOMINEES FOR DIRECTORS
INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
COMMITTEES
OWNERSHIP OF SECURITIES
EXECUTIVE OFFICERS AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS DURING FISCAL 2004
AGGREGATED OPTION EXERCISES DURING 2004
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 18, 2005
     The Annual Meeting of Stockholders (the “Annual Meeting”) of MRV Communications, Inc. (“MRV”) will be held at the Warner Center Marriott Woodland Hills, 21850 Oxnard Street, Woodland Hills, California 91367 on Friday, November 18, 2005, at 9:00 a.m., Pacific Standard Time, for the following purposes:
1.	To elect seven (7) directors;

2.	To ratify the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2005; and

3.	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.
     Only stockholders of record at the close of business on October 7, 2005, are entitled to notice of and to vote at, this meeting.

By order of the Board of Directors

/s/ Shlomo Margalit

Shlomo Margalit
Secretary
Chatsworth, California
October 18, 2005
IMPORTANT:
Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by phone, via the Internet or by signing, dating and returning the enclosed proxy card will save MRV the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 18, 2005
     This Proxy Statement, which was first mailed to stockholders on or about October 18, 2005, is furnished in connection with the solicitation of proxies by the Board of Directors of MRV Communications, Inc. (“MRV”), to be voted at the Annual Meeting of the stockholders of MRV, which will be held at the Warner Center Marriott Woodland Hills, 21850 Oxnard Street, Woodland Hills, California 91367 on Friday, November 18, 2005, at 9:00 a.m., Pacific Standard Time, and at any adjournments or postponements of the meeting.
     MRV’s Annual Report to Stockholders for the year ended December 31, 2004 containing audited financial statements and other information is being furnished with this Proxy Statement to all stockholders entitled to vote. The Annual Report does not form any part of MRV’s proxy solicitation material.
PURPOSE OF MEETING
     The specific proposals to be considered and acted upon at the meetings are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.
VOTING RIGHTS AND SOLICITATION
Voting
     Only stockholders of record of MRV common stock on October 7, 2005, the record date, will be entitled to vote at the meeting. Each stockholder of record will be entitled to one vote on each matter for each share of common stock held on the record date. On the record date, there were 104,460,440 shares of common stock outstanding, held of record by 3,200 stockholders. A majority of the outstanding shares of common stock must be present or represented by proxy at the meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the meeting. In the election of directors, the seven nominees receiving the highest number of affirmative votes will be elected. Proposal No. 2 requires the approval of the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the meeting. If the persons present or represented by proxy at the meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.
Recommendation of the Board of Directors
     MRV’s Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1) and FOR the ratification of the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2005 (Proposal No. 2).

Voting by Mail, Via the Internet or by Telephone
     Stockholders whose shares are registered in their own names may vote by mailing a completed proxy card, via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the ratification of the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2005 (Proposal No. 2) and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to MRV’s Secretary at MRV’s principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered.
     If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. Stockholders who elected to receive the 2005 Proxy Statement and Annual Report to Stockholders over the Internet will be receiving an e-mail on or about October 7, 2005 with information on how to access stockholder information and instructions for voting.
Proxy Solicitation Costs
     MRV will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation material that MRV may provide to stockholders. MRV may reimburse brokerage firms and other persons representing beneficial owners of shares of their expense in forwarding solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram and other means by directors, officers and employees of MRV. No additional compensation will be paid to these individuals for any such services.
A copy of MRV’s Annual Report on Form 10-K, including financial statements and financial statement schedules for the year ended December 31, 2004 is available to you without charge upon written request to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Investor Relations.
We maintain a website at www.mrv.com. We make available free of charge, either by direct access or a link to the Securities and Exchange Commission (“SEC”) website, our Proxy Statement, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such reports are submitted to the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

ELECTION OF DIRECTORS
(Proposal No. 1)
General
     Prior to this annual meeting, the Company’s Board of Directors consisted of six members. Under MRV’s Bylaws, either the Board, or stockholders at any annual or special meeting of stockholders, may increase or decrease the number of authorized directors. In August 2005, the Board of Directors, based on the recommendations of the nominating committee, nominated the existing members of the board of directors and Dr. Harold Furchtgott-Roth for election to the Board of Directors effective as of the date of the annual meeting. At the same time, and because of the additional nomination of Dr. Furchtgott-Roth, the Board of Directors authorized an increase in the number of authorized directors on the Board to seven (7) members effective at the annual meeting. If all nominees are elected to the Board at the annual meeting, stockholders will effectively ratify the Board’s action in increasing the number of authorized directors to seven.
     Seven directors are to be elected at the annual meeting to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy. The election of the Company’s directors requires a plurality of the votes cast in person or by proxy at the meeting. This means that the seven nominees receiving the highest number of votes will be elected as directors. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW:
NOMINEES FOR DIRECTORS

Name, Age as of October 7, 2005	Principal Occupation, Business Experience and Directorship
Noam Lotan Age 53 Director since 1990 Executive Committee	President, Chief Executive Officer and Director since May 1990. Mr. Lotan also served as MRV’s Chief Financial Officer from October 1993 through June 1995. From March 1987 to January 1990, Mr. Lotan served as Managing Director of Fibronics (UK) Ltd., the United Kingdom subsidiary of Fibronics International Inc. (“Fibronics”), a manufacturer of fiber optic communication networks. MRV purchased the Fibronics business in September 1996. From January 1985 to March 1987, Mr. Lotan served as a Director of European Operations for Fibronics. Prior to such time, Mr. Lotan held a variety of sales and marketing positions with Fibronics and Hewlett-Packard. Since June 2005, Mr. Lotan has served on the Board of Directors of Capstone Turbine Corp. Mr. Lotan holds a Bachelor of Science degree in Electrical Engineering from the Technion, the Israel Institute of Technology and a Masters degree in Business Administration from INSEAD (the European Institute of Business Administration, Fontainebleau, France).

Shlomo Margalit Age 64 Director since 1988 Executive Committee	A founder, Chairman of the Board of Directors, Chief Technical Officer and Secretary of MRV since MRV’s inception in July 1988. From May 1985 to July 1988, Dr. Shlomo Margalit served as a founder and Vice President of Research and Development for LaserCom, Inc. (“LaserCom”), a manufacturer of semiconductor lasers. From 1982 to 1985, Dr. Margalit served as a Senior Research Associate at the California Institute of Technology (“Caltech”) and from 1976 to 1982, a Visiting Associate at Caltech. From 1972 to 1982, Dr. Margalit served as a faculty member and Associate Professor at the Technion. During his tenure at the Technion, Dr. Margalit was awarded the “Israel Defense” prize for his work in developing infrared detectors for heat guided missiles and the David Ben Aharon Award for Novel Applied Research. Dr. Margalit holds a Bachelor of Science degree, a Masters degree and a Ph.D. in Electrical Engineering from the Technion.

Name, Age as of October 7, 2005	Principal Occupation, Business Experience and Directorship
Igal Shidlovsky Age 68 Director since 1997 Audit Committee, Chairman Compensation Committee, Chairman Nomination and Governance Committee	Dr. Igal Shidlovsky serves as Managing Director of Global Technologies, an investment and consulting organization, which he founded in 1994. He has extensive management and consulting experience with international companies and start up technology companies. From 1982 to 1991, Dr. Shidlovsky was a Director of Sentex Sensing Technologies. Dr. Shidlovsky held several executive positions including Vice President Corporate Development at Siemens Pacesetter, a division of Siemens AG Medical Group, Director of Strategic Planning and Technology Utilization and Director of the Microelectronics Department at Siemens Corporate Research. From 1969 to 1982 he was with RCA Laboratories, a leading electronic R&D organization. Dr. Shidlovsky holds a Bachelor of Science degree in Chemistry from the Technion and Master and Ph.D. degrees from the Hebrew University in Israel.

Guenter Jaensch Age 66 Director since 1997 Chairman Audit Committee, Compensation Committee, Nomination and Governance Committee	Dr. Guenter Jaensch serves as President of Jaensch Enterprises, a firm engaged in management and project consulting and serves as Chairman of the Board for Biophan Technologies, Inc. For over 20 years, he held executive positions with Siemens or its subsidiaries in Europe and the United States. Among his assignments were service as President of Siemens Communications Systems, Inc.; President and Chairman of Siemens Corporate Research and Support, Inc.; Chairman and Chief Executive Officer at Siemens Pacesetter, Inc.; and head of the Cardiac Arrhythmia Division of Siemens AG Medical Group. Dr. Jaensch holds a Masters degree in Business Administration and Ph.D. degree in Business and Finance from the University of Frankfurt; he also taught business for three years at the University of Frankfurt.

Daniel Tsui Age 66 Director since 1997 Audit Committee, Compensation Committee Nomination and Governance Committee	Professor Daniel Tsui is the Arthur Le Grand Doty Professor of Electrical Engineering at Princeton University and was awarded the 1998 Nobel Prize in Physics for the discovery and explanation of the fractional quantum Hall effect. Professor Tsui was a recipient of the American Physical Society 1984 Buckley Prize, the 1998 Benjamin Franklin Medal and was elected to the National Academy of Sciences. He is a fellow of the American Physical Society and the American Association for the Advancement of Science. He is currently engaged in research activity relating to properties of thin films and microstructures of semiconductors and solid-state physics. He received his Ph.D. in physics from the University of Chicago in 1967 and for 13 years was with Bell Laboratories before joining the faculty of Princeton University, where he has served for more than last 20 years.

Baruch Fischer Age 55 Director since 1997 Compensation Committee	Professor Baruch Fischer currently serves as a professor at the Electrical Engineering Facility at the Technion. Professor Fischer had served as Dean of the Electrical Engineering Faculty at the Technion. Professor Fischer’s current research activities include solid state devices, lasers and optical amplifiers; WDM technology; fiber gratings; “all optical” networks; non-linear effect in fiber, wave mixing; and optical computing, optical data storage and optical image processing. He has authored or co-authored approximately 180 papers and holds several patents in the field of optics and opto-electronics. He received his Ph.D. from Bar-Ilan University, Israel in 1980. He subsequently became a Post-Doctorate Fellow at CalTech and joined the faculty of the Technion in 1983.

Name, Age as of October 7, 2005	Principal Occupation, Business Experience and Directorship
Harold W. Furchtgott-Roth Age 48 Director nominee	Dr. Furchtgott-Roth serves as President of Furchtgott-Roth Economic Enterprises, an economic consulting firm, which he founded in 2003. From 2001 to 2003, Dr. Furchtgott-Roth was a visiting fellow at the American Enterprise Institute. From 1997 to 2001, Dr. Furchtgott-Roth served as a commissioner of the Federal Communications Commission. Before his appointment to the FCC, he was chief economist for the House Committee on Commerce and a principal staff member on the Telecommunications Act of 1996. Dr. Furchtgott-Roth is the author of dozens of publications and has coauthored three books. He is also a columnist for the New York Sun. Dr. Furchtgott-Roth received a Ph.D. in economics from Stanford University and an S.B. in economics from the Massachusetts Institute of Technology.
INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
     The system of governance practices followed by the Company is memorialized in the MRV Communications, Inc. Corporate Governance Guidelines and the charters of the four committees of the Board of Directors. The Governance Guidelines and charters are intended to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations and to make decisions that are independent of the Company’s management. The Governance Guidelines also are intended to align the interests of directors and management with those of MRV’s stockholders. The Governance Guidelines establish the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer’s performance evaluation, board committees, and director compensation. The Board annually conducts a self-evaluation to assess compliance with the Governance Guidelines and identify opportunities to improve Board performance.
     The Governance Guidelines and committee charters are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The Governance Guidelines were most recently modified by the Board effective September 24, 2004 to, among other things, assure compliance with corporate governance requirements contained in both the Nasdaq Stock Market (“Nasdaq”) and make other enhancements to the Company’s corporate governance policies, including creating the role of lead independent director. The chair of the Nomination and Governance Committee, Dr. Igal Shidlovsky has served as the lead independent director since the last annual meeting of stockholders. The lead independent director is responsible for coordinating the activities of the non-management directors, coordinate with the Chairman to set the agenda for Board meetings, chairing meetings of the non-management directors, and leading the Board’s review of the Chief Executive Officer. The Board has four committees: an Audit Committee, a Compensation Committee, a Nomination and Governance Committee and an Executive Committee. The Governance Guidelines, as well as the Charter for the Audit Committee, the Compensation Committee and the Nomination and Governance Committee may be viewed at http://ir.mrv.com.
     The Board of Directors, and the Audit Committee, the Compensation Committee and the Nomination and Governance Committee, hold regularly scheduled quarterly meetings. In addition to the quarterly meetings, there may be special meetings from time to time as the Board or its committees deem necessary. At each quarterly board meeting, time is set aside for the independent directors to meet in an executive session without management or management directors present. The Board of Directors met four times during 2004. All directors attended 75% or more of the Board meetings and meetings of the committees on which they served during 2004, except for Professor Daniel Tsui who attended three of the five Audit Committee meetings held during 2004.

     The table below details the composition of each of the Board committees since the last annual meeting of stockholders. If stockholders elect Dr. Furchtgott-Roth to the board, the Company expects that he will be appointed to the Audit Committee.
COMMITTEES

Nomination and
Name	Audit		Compensation		Governance		Executive
Mr. Lotan							X
Dr. Margalit							X
Dr. Shidlovsky	X		X	(1)	X	(1)(2)
Dr. Jaensch	X	(1)	X		X
Professor Tsui	X		X		X
Professor Fischer			X

(1)	Committee Chairperson

(2)	Lead Independent Director
     Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Board and of each committee (other than Dr. Margalit and Mr. Lotan who are officers and employees of MRV and serve on the Executive Committee) meets the standards of independence under the Governance Guidelines and applicable Nasdaq listing standards. The Board of Directors has also determined that Dr. Furchtgott-Roth, if elected to the Board and appointed to any committee, meets the standards of independence under the Governance Guidelines and applicable Nasdaq listing standards
     Audit Committee: The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee’s role includes overseeing the work of the Company’s internal accounting and auditing processes and discussing with management the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. The Committee’s specific responsibilities are delineated in the Audit Committee Charter, a copy of which is attached as Appendix A to MRV’s proxy statement for its 2004 annual meeting of stockholders.. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The members of the Audit Committee during 2004 are as stated in the Committee table above. The Board has determined that Dr. Guenter Jaensch and Dr. Harold W. Furchtgott-Roth are each an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of Securities and Exchange Commission (“SEC”) regulations and that they are independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. For additional information concerning the Audit Committee, see “REPORT OF THE AUDIT COMMITTEE.”
     Compensation Committee: During 2004, the Compensation Committee consisted of Dr. Shidlovsky, Dr. Jaensch, Professor Tsui and Professor Fischer. The Compensation Committee met once during 2004. The primary responsibilities of the Compensation Committee are: (a) In consultation with senior management, to make recommendations to the Board as to the Company’s general compensation philosophy and to oversee the development and implementation of compensation programs; (b) To evaluate the performance of the CEO in light of Board-approved goals and objectives, and to recommend to the Board the CEO’s compensation level based on this evaluation; (c) To make recommendations to the Board regarding the compensation (including any new compensation programs) of the other executive officers, following its review of performance evaluations of the other executive officers; and (d) to review and make recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans. The Compensation Committee’s role includes producing the report on executive compensation required by SEC rules and regulations. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter, which may be viewed at http://ir.mrv.com.
     Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee was, during 2004, an officer or employee of MRV or any of its subsidiaries; or was formerly an officer of MRV or any of its subsidiaries. During 2004, no executive officer of MRV served as an executive officer, director or member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of the Compensation Committee or as a director of MRV.

     Nomination and Governance Committee: The principal responsibilities of the Nomination and Governance Committee are to: (a) To lead the search for qualified individuals for election as directors to ensure the Board has the right mix of skills and expertise; (b) To retain and terminate any search firm to be used to identify director candidates, as it may deem appropriate in its discretion; (c) To solicit the views of the Chief Executive Officer, other members of the Company’s senior management, and other members of the Board regarding the qualifications and suitability of candidates; (d) To establish policies and procedures for the evaluation of candidates put forth by the Company’s stockholders; (e) To review and recommend to the full Board a set of corporate governance principles and a code of business conduct and ethics applicable to the Board and the Company, and, if deemed necessary by the Board, propose from time to time any amendments to such principles and such code; (f) To oversee and evaluate compliance by the Board and management of the Company with the Company’s corporate governance principles and ethics standards and its code of conduct. The Nomination and Governance Committee’s role also includes periodically reviewing the compensation paid to non-employee directors, and making recommendations to the Board for any adjustments. In addition, the Chair of the Nomination and Governance Committee acts as the lead independent director and is responsible for leading the Board of Directors’ annual review of the chief executive officer’s performance. The specific responsibilities and functions of the Nomination and Governance Committee are delineated in the Nomination and Governance Committee Charter, which may be viewed at http://ir.mrv.com. The Nomination and Governance Committee was established in September 2004 and did not meet in 2004. The members of the Nomination and Governance Committee during 2004 are as stated in the Committee table above.
     Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nomination and Governance Committee annually reviews with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and Company circumstances. In making its recommendations to the Board, the Nomination and Governance Committee considers, among other things, the qualifications of individual director candidates. The Nomination and Governance Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a Board with business experience, diversity, and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; educational and professional background; and personal accomplishment. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Nomination and Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
     The Committee will consider stockholder recommendations for candidates for the Board. All stockholder nominating recommendations must be in writing, addressed to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary (or if MRV’s corporate headquarters have changed, to MRV’s new corporate headquarters as publicly announced). Submissions must be made by certified mail or commercial courier service (Federal Express, for example). Hand delivered or emailed submissions will not be considered.
     Any stockholder wishing to nominate an individual for election to the Board must ensure that MRV receives it, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders (e.g., for the 2006 annual meeting, by June 20, 2006). In the event that the date of the annual meeting of stockholders for any year is more than 30 days from the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of MRV’s proxy statement for the annual meeting of stockholders for the current year.
     The nomination must contain the following information about the nominee: name; age; business and residence addresses; principal occupation or employment; the number of shares of common stock held by the nominee, the time period for which such shares have been held and a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of MRV’s next annual meeting of stockholders; the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director; a description of any relationships between the proposed nominee and the recommending stockholder, and to any of MRV’s competitors, customers, suppliers, or other persons with special interests regarding MRV; a statement supporting the recommending stockholder’s view that the proposed nominee possesses the minimum qualifications set forth below to serve as a director, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of MRV; a statement whether, in the view of the recommending stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of MRV; and a signed consent of the nominee to be interviewed and to serve as a director of MRV, if elected. Minimum qualifications for serving on the Board include integrity, absence of conflicts of interest, ability to provide fair and equal representation of all stockholders; demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor; management or policy-making experience (which may be as an advisor or consultant), demonstrated ability to function effectively in an oversight role through management or policy-making experience that evidences an ability to function effectively in an oversight role; a general appreciation regarding major issues facing public companies of a size and operational scope similar to MRV, including regulatory obligations and governance concerns of a public issuer; strategic business planning; competition in a global economy; and basic concepts of corporate finance; and the ability to devote the time and effort necessary to fulfill his or her responsibilities, in the context of the perceived needs of the Board at that time.
     Executive Committee: The Executive Committee consists of Mr. Lotan and Dr. Margalit. The Executive Committee did not meet as a committee during 2004. The primary responsibility of the Executive Committee is to take any action that the Board is authorized to act upon, with the exception of the issuance of stock, the sale of all or substantially all of MRV’s assets and other significant corporate transactions.
     Compensation of Outside Directors. Outside directors, i.e., directors who are not employees of MRV, receive cash compensation of $1,500 per month and $1,000 for each Board of Directors’ meeting attended, while serving as Directors. In March 2004, MRV granted to each outside director options to purchase 8,000 shares of its common stock at $2.80 per share. In July 2004, MRV granted to each outsider director options to purchase 22,000 shares of its common stock at $3.02 per share. In December 2004, MRV granted to each audit committee member, Dr. Jaensch, Dr. Shidlovsky and Professor Tsui, options to purchase 10,000 shares of its common stock at $3.67 per share. In January 2005, MRV granted to each outsider director options to purchase 30,000 shares of its common stock at $3.62 per share.
     Director Attendance at Annual Meetings. The Company uses reasonable efforts to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account the directors’ schedules. In cases where the Company, in its reasonable business judgment, believes that stockholder attendance at its annual meetings is significant, the Company encourages director attendance at such annual meeting. Directors make every effort to attend the Company’s annual meeting of stockholders when meaningful stockholder attendance at such meeting is anticipated. Noam Lotan and Dr. Igal Shidlovsky attended the 2004 annual meeting of stockholders.
OWNERSHIP OF SECURITIES
     The following table sets forth information known to MRV with respect to beneficial ownership of MRV common stock as of October 7, 2005 for (i) each director and nominee, (ii) MRV’s Chief Executive Officer and each of the Named Executive Officers listed in the table under “EXECUTIVE OFFICERS AND RELATED INFORMATION” below and (iii) all executive officers and directors as a group. The table below indicates the number of shares owned by each person known to MRV to be the beneficial owner of 5% or more of the outstanding shares of MRV’s common stock.
     Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of October 7, 2005 includes shares of common stock that such person or group had the right to acquire on or within 60 days after October 7, 2005, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after October 7, 2005. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 104,460,440 shares of common stock outstanding on the record date of October 7, 2005 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after the record date.

	Common Stock
			Percentage
Name and Address (1) of Beneficial Owner or Identity of Group	Number of Shares		Ownership

Deutsche Bank, AG London Branch	9,913,794	(2)	8.7%
31 West 52nd Street, New York, NY 10019
Shlomo Margalit	3,260,660		3.0%
Noam Lotan	1,555,690	(3)	1.5
Shay Gonen	191,900	(4)	*
Near Margalit	156,500	(5)	*
Igal Shidlovsky	246,050	(6)	*
Guenter Jaensch	114,500	(5)	*
Daniel Tsui	157,215	(7)	*
Baruch Fischer	147,000	(5)	*
Harold Furchtgott-Roth	—		*
All executive officers and directors as a group	5,829,515	(8)	5.3

*	Less than 1%

(1)	Unless otherwise indicated below, each person has sole voting and investment power with respect to the shares listed. Unless otherwise indicated in the table above, the address of each person is c/o MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311.

(2)	Consists of shares issuable upon conversion of MRV’s $23.0 million principle amount of five-year 5% convertible notes due June 2008 that MRV sold in June 2003. The notes are convertible at any time prior to maturity into MRV’s common stock at a conversion price of $2.32 per share.

(3)	Includes 98,650 shares issuable pursuant to stock options exercisable within 60 days of October 7, 2005.

(4)	Includes 189,750 shares issuable pursuant to stock options exercisable within 60 days of October 7, 2005.

(5)	Consists of shares issuable pursuant to stock options exercisable within 60 days of October 7, 2005.

(6)	Includes 237,450 shares issuable pursuant to stock options exercisable within 60 days of October 7, 2005.

(7)	Includes 157,000 shares issuable pursuant to stock options exercisable within 60 days of October 7, 2005.

(8)	Includes 1,100,850 shares issuable pursuant to stock options exercisable within 60 days of October 7, 2005.
Compliance with Section 16(a) of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and 10% or greater stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.
     We believe, based solely on a review of the copies of such reports furnished to the Company, that each report required of the Company’s executive officers, directors and 10% or greater stockholders was duly and timely filed during the year ended December 31, 2004, except that, (a) Daniel C. Tsui, a director of MRV, inadvertently failed to report his acquisition of 215 shares of MRV common stock in connection with the short form merger of Luminent, Inc. in exchange for the cancellation of 500 shares of Luminent, Inc. having a market value of $1.85 per share, on December 28, 2001, which transaction should have been reported on Professor Tsui’s Form 5 filed on February 14, 2002, and (b) Noam Lotan, a director and the President and Chief Executive Officer of MRV, due to a clerical error, incorrectly reported his beneficial ownership of MRV shares of MRV common stock in various Form 4s and Form 5s filed since at least 2000. Professor Tsui reported the transaction in an amendment to his Form 5 filed on February 7, 2005 and Mr. Lotan corrected the error in the number of MRV shares he beneficially owned in an amendment to his Form 5 filed on February 14, 2005.
Equity Compensation Plan Information
     The table below set forth information with respect to shares of common stock that may be issued under our stock option and warrant plans as of December 31, 2004.

			Number of Securities Remaining
	Number of Securities to		Available for Future Issuance Under
	be Issued Upon	Weighted Average Exercise	Equity Compensation Plans
	Exercise of Outstanding	Price of Outstanding	(excluding securities reflected in
Plan Category	Options and Warrants	Options and Warrants	column (a))

	(a)	(b)	(c)

Stock option and warrant plans approved by security holders (1)	2,743,275	$4.17	1,066,083

Stock option and warrant plans not approved by security holders (2)	8,219,507	$3.49	3,758,894

Total	10,962,782	$3.66	4,824,977

(1)		Includes shares underlying options granted under the:

	▪	1992 Stock Option Plan (no securities available for future issuance); and

	▪	1997 Incentive and Nonstatutory Stock Option Plan.

(2)		Includes shares underlying options or awards granted or reserved for future grant under the Non-Director and Non-Executive Officer Consolidated Long-Term Stock Incentive Plan (the “Consolidated Plan”) and shares underlying options or warrants granted under the following plans prior to the adoption in January 2003 of the Consolidated Plan:

	▪	1998 Nonstatutory Stock Option Plan;

	▪	2001 MRV Communications, Inc. Stock Option Plan for Employees of Appointech, Inc.;

▪	2000 MRV Communications, Inc. Stock Option Plan for Employees of AstroTerra Corporation;

▪	MRV Communications, Inc. 2002 International Stock Option Plan;

▪	Warrants provided to Nathan Shilo as trustee for employees and designated consultants of NBase Communications, Ltd. exercisable on July 19, 1996, July 13, 1997, July 13, 1998, January 2, 1998 and January 4, 1999.

▪	Italian Employees Warrant Program;

▪	Stock option issued and outstanding on the effective date of the merger of Luminent under the Luminent Amended and Restated 2000 Stock Option Plan that were assumed by MRV and are exercisable for 0.43 shares of Common Stock for each share of Luminent held under the relevant option;

▪	MRV Communications, Inc. 2002 Nonstatutory Stock Option Plan for Employees of Luminent, Inc.; and

▪	2000 MRV Communications, Inc. Stock Option Plan for Employees of Optronics International Corp.
As a result of the adoption in January 2003 of the Consolidated Plan, the plans set forth in the bulleted paragraphs immediately above in this footnote were terminated and shares available for future grants of options or warrants under these plans, including shares that became and become available as a consequence of the lapse, expiration or forfeiture of outstanding options or warrants granted under such terminated plans, were rolled into, and became available for, future grants of options and other awards under the Consolidated Plan. No net increase in the total number of shares available for the grant of options or awards under the Consolidated Plan from the total number of shares covered by outstanding options, warrants or awards granted, available or reserved in the Consolidated Plan at the time the Consolidated Plan was adopted in January 2003 resulted from this action.
EXECUTIVE OFFICERS AND RELATED INFORMATION

	Age as of
Name	October 7, 2005	Position
Noam Lotan	53	President and Chief Executive Officer
Shlomo Margalit	64	Chairman, Chief Technical Officer and Secretary
Shay Gonen	40	Chief Financial Officer
Near Margalit	32	Chief Executive Officer, LuminentOIC, Inc.
     Shay Gonen became Chief Financial Officer in September 2001. Since September 1996, Mr. Gonen has served in various executive capacities for certain MRV subsidiaries, including as Vice President of Finance, Chief Financial Officer and Secretary of Optical Access, Inc. from September 2000; as General Manager of European Activity for NBase-Xyplex from January 1999 to September 2000; as Chief Operating Officer of NBase-Xyplex from September 1996 to December 1998. Mr. Gonen served as Vice President of Operations and Finance for Silver Arrow, L.P. from April 1994 to September 1996. Mr. Gonen holds a B.S. degree in industrial engineering from the Technion and an M.B.A. degree from Bar-Ilan University in Tel Aviv.
     Near Margalit re-joined MRV in May 2002 as Vice President of Marketing and Business Development. From 1998 until re-joining MRV, Dr. Margalit was founder, Chairman and Chief Technology Officer for Zaffire, Inc., a DWDM Metro Platform company, which was acquired by Centerpoint in October 2001. At Zaffire, Dr. Margalit was responsible for product vision and architecture of integrating DWDM and SONET technology. Prior to founding Zaffire, Dr. Margalit was employed by MRV, both in the optical components and networking divisions. Dr. Margalit holds a B.S. in applied physics from Caltech and a Ph.D. in opto-electronics from the University of California, Santa Barbara. In February 2003, Dr. Margalit was appointed Chief Executive Officer of Luminent, Inc., since remained LuminentOIC, Inc.
     All personnel described above are employed on at-will basis, except Noam Lotan and Shlomo Margalit whose employment is governed by employment agreements that are described below in “Agreements With Certain Executive Officers.” Except for Dr. Near Margalit, who is the son of Dr. Shlomo Margalit and Dr. Harold Furchtgott-Roth, who is the cousin of Noam Lotan’s wife, none of the Directors or Director nominees of MRV are related by blood, marriage or adoption to any of MRV’s Directors or executive officers. The Board of Directors elects officers annually and those elected serve at the discretion of the Board, subject, in the cases of Dr. Shlomo Margalit and Mr. Lotan, to the terms of their respective employment agreements.

Executive Compensation
     The following table shows information regarding the total compensation paid to the Chief Executive Officer and each of its other executive officers whose total annual compensation exceeds $100,000 (collectively, the “Named Executive Officer”) for services rendered to MRV in all capacities during each of the past three fiscal years.
SUMMARY COMPENSATION TABLE

				Long-term
				Compensation
				Securities
				Underlying — Options	All Other Compensation
	Year	Salary	Bonus	(#)	(1)

Noam Lotan	2004	$150,000	$—	25,000	$4,394
President and Chief Executive	2003	$150,000	$—	20,000	$4,462
Officer	2002	$150,000	$—	112,000	$1,500

Shlomo Margalit	2004	$110,000	$—	—	$3,240
Chairman, Chief Technical Officer	2003	$110,000	$—	—	$3,300
and Secretary	2002	$110,000	$—	—	$1,100

Shay Gonen	2004	$155,000	$24,836	75,000	$5,250
Chief Financial Officer	2003	$155,000	$25,000	50,000	$5,400
	2002	$146,346	$18,000	64,500	$1,021

Near Margalit	2004	$160,000	$—	36,000	$4,800
Chief Executive Officer,	2003	$160,000	$—	20,000	$4,800
LuminentOIC, Inc.	2002	$113,847	$15,000	190,000	$369

(1)	“All other Compensation” includes Company contributions to its 401(K) savings plan on behalf of the Named Executive Officer.
Option Grants in 2004
     The following table sets forth information with respect to option grants to the Named Executive Officers during 2004:
-	the number of shares of MRV common stock underlying options granted during the year;

-	the percentage that such options represent of all options granted to employees during the year;

-	the exercise price (which in each case was equal to the fair market value of the stock on the date of grant);

-	the expiration date; and

-	the hypothetical present value, as of the grant date, of the options under the option pricing model discussed below.

     The hypothetical present value of the options as of their date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in footnote (2) to the table. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.
OPTION GRANTS DURING FISCAL 2004

	Number of	Percentage of
	Securities	Total Options				Potential Realizable Value at
	Underlying	Granted to			Hypothetical Value	Assumed Annual Rate of Stock
	Options	Employees in	Exercise Price	Expiration	at	Appreciation for Option Term
	Granted	2004	($/sh)	Date	Grant Date (2)	5% (1)	10% (1)

Noam Lotan	25,000	1.0%	$2.80	3/22/2014	$43,703	$38,593	$95,056

Shlomo Margalit	—	—	$—	N/A	N/A	$—	$—

Shay Gonen	20,000	0.8%	$2.80	3/22/2014	$34,962	$30,874	$76,045
	35,000	1.4%	$2.18	5/17/2014	$46,589	$42,066	$103,611
	20,000	0.8%	$2.22	8/31/2014	$24,954	$24,479	$60,293

Near Margalit	18,000	0.7%	$2.80	3/22/2014	$31,466	$27,787	$68,441
	18,000	0.7%	$2.22	8/31/2014	$22,459	$22,031	$54,264

(1)	The dollar amounts under these columns are the result of calculations assuming the price of MRV’s common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the SEC for the term of the option. Neither the amounts reflected nor the rates applied are intended to forecast possible future appreciation, if any, of the Company’s stock price.

(2)	The hypothetical present value at grant date of options granted during 2004 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise is four years; risk free interest rates ranging from 2.69% to 3.83%; volatility ranging from 69% to 85%; and a dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” The options generally vest over four equal installments beginning on the first anniversary of the date of grant.
Option Exercises and Values for 2004
     The table below sets forth the following information with respect to option exercises during fiscal 2004 by each of the Named Executive Officers and the status of their options at December 31, 2004:
-	the number of shares of MRV common stock acquired upon exercise of options during 2004;

-	the aggregate dollar value realized upon the exercise of those options;

-	the total number of exercisable and non-exercisable stock options held at December 31, 2004; and

-	the aggregate dollar value of in-the-money exercisable and non-exercisable options at December 31, 2004.
AGGREGATED OPTION EXERCISES DURING 2004
AND
OPTION VALUES ON DECEMBER 31, 2004

	Number of Shares				Value of Unexercised In-The-Money
	Acquired Upon		Number of Shares Underlying Unexercised		Options at
	Exercise	Value Realized	Options at December 31, 2004		December 31, 2004 (1)
	of Options	Upon Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable

Noam Lotan	$—	$—	185,200	69,800	$64,240	$341,670
Shlomo Margalit	$—	$—	—	—	$—	$—
Shay Gonen	$—	$—	139,750	149,750	$212,080	$224,480
Near Margalit	$—	$—	100,000	146,000	$245,750	$290,710

(1)	Based on the difference between the closing price of MRV common stock on December 31, 2004 and the exercise price.

Employment Agreements
     In March 1992, MRV entered into three-year employment agreements with Mr. Lotan and Dr. Margalit. Upon expiration, these agreements automatically renew for one-year terms unless either party terminates them by giving the other three months’ notice of non-renewal prior to the expiration of the current term. Pursuant to the agreements, Mr. Lotan serves as President, Chief Executive Officer and a Director of MRV and Dr. Margalit serves as Chairman of the Board of Directors, Chief Technical Officer and Secretary. For 2005, Mr. Lotan and Dr. Margalit receive base annual salaries of $200,000 and $110,000, respectively and each is entitled to receive a bonus determined and payable at the discretion of the board of directors upon the recommendation of the Compensation Committee of the Board.
     Each officer also receives employee benefits, such as vacation, sick pay and insurance, in accordance with MRV’s policies, which are applicable to all employees. MRV has obtained and is the beneficiary of, a key man life insurance policy in the amount of $1,000,000 on the life of Mr. Lotan. All benefits under this policy will be payable to MRV upon the death of an insured. MRV no longer maintains key person life insurance on the life of Dr. Shlomo Margalit.

PERFORMANCE GRAPH
     The chart below compares the five-year cumulative total return, assuming the reinvestment of dividends, on MRV’s common stock with that of the Nasdaq Stock Market — U.S. Companies Index and the S&P Small Cap Information Technology Index. This graph assumes $100 was invested on December 31, 1999, in each of MRV common stock, the U.S. companies in the Nasdaq Stock Market index and the companies in the S&P Small Cap Information Technology Index.
Note: MRV management cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
Among MRV Communications, Inc., the Nasdaq Stock Market — U.S. Companies Index
and the S&P Small Cap Information Technology Index

	Cumulative Total Return
	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004

MRV Communications	$100.00	$42.54	$13.49	$3.40	$11.96	$11.67
Nasdaq Stock Market (US Companies)	$100.00	$60.31	$47.84	$33.07	$49.45	$53.81
S&P Small Cap Information Technology	$100.00	$71.18	$68.42	$43.47	$66.77	$71.10

REPORT OF THE COMPENSATION COMMITTEE
     The Compensation Committee (the “Committee”) has been formed to set and administer the policies governing MRV’s compensation programs, including stock option plans. The Committee receives and evaluates information regarding compensation practices for comparable businesses in similar industries and considers this information in determining base salaries, bonuses and stock-based compensation. The Committee is authorized to engage or employ such outside professional consultants or other services as in its discretion may be required to fulfill its responsibilities. The Committee also discusses and considers executive compensation matters and makes decisions thereon.
     MRV’s compensation policies are structured to link the compensation of the chief executive officer and other executive officers to corporate performance. In March 1992, Mr. Lotan and Dr. Margalit entered into three-year employment agreements, which, upon expiration automatically renew for one-year terms unless either party terminates them by giving the other three months’ notice of non-renewal prior to the expiration of the current term. Mr. Lotan’s base compensation was revised in 2002. Through the establishment of compensation programs and employment agreements, MRV has attempted to align the financial interests of its executives with the results of MRV’s performance, which is designed to put MRV in a competitive position regarding executive compensation and to ensure corporate performance, which will then enhance stockholder value.
     MRV’s executive compensation philosophy is to set base salaries by referring to those of comparable businesses and then to provide performance based variable compensation, such as bonuses, as determined by the Committee according to factors such as MRV’s earnings as well as value received by stockholders. This philosophy allows total compensation to fluctuate from year to year. As a result, the Named Executive Officers’ actual compensation levels in any particular year may be above or below those of MRV’s competitors, depending upon the evaluation of the compensation factors described above by the Committee.
     The base compensation for 2004, 2003 and 2002 for Dr. Margalit was determined in 1992, based upon his employment agreement with MRV. The base compensation of Mr. Lotan prior to 2002 was determined in 1992, based upon his employment agreement with MRV. Mr. Lotan’s base compensation was revised in 2002 based on a survey of executive compensation of comparable business and Mr. Lotan’s years of service with MRV. Mr. Lotan’s base compensation was not adjusted in 2003 or 2004 and remained at the 2002 level because neither the Committee nor Mr. Lotan believed, based on MRV’s performance during 2004, that an adjustment was appropriate.
     To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to MRV and to the executives of various types of compensation. Some types of compensation and their deductibility depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws also affect the deductibility of compensation. To the extent reasonably practicable and to the extent it is within the Committee’s control, the Committee intends to limit executive compensation in ordinary circumstances to that deductible under Section 162(m) of the Internal revenue Code of 1986, as amended. In doing so, the Committee may utilize alternatives (such deferring compensation) for qualifying executive compensation for deductibility and may rely on grandfathering provisions with respect to existing contractual commitments.
     The Committee believes that its overall executive compensation program has been fair to the executives’ performance and to the stockholders.
2004 Compensation Committee of the Board of Directors

/s/ Igal Shidlovsky	/s/ Guenter Jaensch	/s/ Daniel Tsui	/s/ Baruch Fischer

Igal Shidlovsky	Guenter Jaensch	Daniel Tsui	Baruch Fischer
Chariman

REPORT OF THE AUDIT COMMITTEE
     The Audit Committee (the “Committee”) oversees MRV’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for MRV’s financial statements and the overall reporting process, including MRV’s system of financial controls. In fulfilling its oversight responsibilities during 2004, the Committee periodically:
▪	reviewed the unaudited and audited financial statements with management and MRV’s independent registered public accounting firm during 2004, Ernst & Young LLP;

▪	discussed the accounting principles, significant assumptions, estimates and matters of judgment used in preparing the financial statements with management and Ernst & Young;

▪	reviewed MRV’s financial controls and financial reporting process; and

▪	reviewed significant financial reporting issues and practices, including changes in accounting principles and disclosure practices.
     The Committee also reviewed with Ernst & Young, who was responsible in 2004 for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality and not just the acceptability, of MRV’s accounting principles and such other matters as are required to be discussed with the Committee under accounting principles generally accepted in the United States. The Committee periodically met with Ernst & Young to discuss the results of their examinations, their evaluations of MRV’s internal controls and the overall quality of MRV’s financial reporting.
     In addition, the Committee discussed with Ernst & Young their independence from management and MRV including the matters in the written disclosures required by the Independence Standards Board and discussed with Ernst & Young any matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Committee also considered the compatibility of Ernst & Young’s non-audit services (principally tax advisory services) with the standards for auditors’ independence. The Committee discussed with Ernst & Young the overall scope and plans for their audit.
     The Directors who serve on the Committee are all “independent” for purposes of the rules of the Nasdaq Stock Market. During 2004, the committee met five times, with all members of the committee during 2004 in attendance at each meeting, except Professor Tsui who did not attend two of these meetings.
     In reliance on the reviews and discussions referred to above and representations by management that the financial statements were prepared in accordance with generally accepted accounting principles, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004.
2004 Audit Committee of the Board of Directors

/s/ Guenter Jaensch	/s/ Igal Shidlovsky	/s/ Daniel Tsui

Guenter Jaensch	Igal Shidlovsky	Daniel Tsui
Chariman

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)
General
     The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2005. Ratification of the independent auditor is not required by MRV’s Bylaws or applicable law, but has historically been submitted to stockholders as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in MRV’s and its stockholders’ best interests. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS MRV’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2005.
     Ernst & Young LLP has audited MRV’s consolidated financial statements annually since 2002. Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.
Principal Accountant Fees And Services
     Ernst & Young LLP has audited MRV’s consolidated financial statements annually since 2002. The following is a summary of the fees billed to MRV by Ernst & Young LLP for professional services rendered for the years ended December 31, 2004 and 2003:

Fee Category	2004	2003

Audit Fees	$1,638,000	$628,000
Audit-Related Fees	9,000	24,000
Tax Fees	118,000	218,000
All Other Fees	—	—

Total	$1,765,000	$870,000

     Audit Fees. Consists of fees billed for professional services rendered for the audits of MRV’s consolidated financial statements and internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.
     Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of MRV’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, consultations in connection with acquisitions, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense and international tax planning.
     All Other Fees. Consists of fees for products and services other than the services reported above.
Policy On Audit Committee Pre-Approval Of Audit And Permissible Non-Audit Services Of Independent Registered Public Accounting Firm
     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit related services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OTHER MATTERS
     The management of MRV knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.
STOCKHOLDER PROPOSALS
     Stockholders are hereby notified that if they wish a proposal to be included in MRV’s Proxy Statement and form of proxy relating to the 2006 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 20, 2006. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), in order to be included in MRV’s proxy materials. Stockholders who wish to submit a proposal for consideration at MRV’s 2006 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in MRV’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, must deliver a written copy of their proposal no later than September 3, 2006. In the event that the date of MRV’s annual meeting of stockholders for a particular year is more than 30 days from the first anniversary date of the annual meeting of stockholders for the prior year, the submission of proposals to be included in MRV’s Proxy Statement and form of proxy relating to an annual meeting of stockholders held in that year or proposals for consideration at that annual meeting of stockholders but not submitted for inclusion in MRV’s proxy statement, will be considered timely received if submitted a reasonable time in advance of the printing and mailing of MRV’s proxy statement for the annual meeting of stockholders for that year. In any case, proposals should be delivered to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary. To avoid controversy and establish timely receipt by MRV, it is suggested that stockholders send their proposals by certified mail return receipt requested.
     The information under the captions “Report of Compensation Committee,” “Report of Audit Committee,” “Performance Graph” and MRV’s Annual Report to Stockholders for the year ended December 31, 2004 are not “soliciting material,” are not deemed “filed” with the SEC, and are not incorporated by reference in any filing of MRV under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

By order of the Board of Directors
/s/ Shlomo Margalit

Shlomo Margalit
Secretary

Chatsworth, California
October 18, 2005

ANNUAL MEETING OF STOCKHOLDERS OF
MRV COMMUNICATIONS, INC.
November 18, 2005
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following directors to serve for a term ending upon the 2005 Annual Meeting of Stockholders or until their successors are elected and qualified.

NOMINEES:
FOR ALL NOMINEES	m	Noam Lotan
	m	Shlomo Margalit
WITHHOLD AUTHORITY	m	Igal Shidlovsky
FOR ALL NOMINEES	m	Guenter Jaensch
	m	Daniel Tsui
FOR ALL EXCEPT	m	Baruch Fischer
(See instructions below)	m	Harold Furchtgott-Roth

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as MRV’s independent accountants for the year ending December 31, 2005.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MRV COMMUNICATIONS, INC.
20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MRV COMMUNICATIONS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 18, 2005
     The undersigned holder of common stock, par value $0.0017, of MRV Communications, Inc. (“MRV”) hereby appoints Noam Lotan and Shlomo Margalit, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all common stock of MRV that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Warner Center Marriott Woodland Hills, 21850 Oxnard Street, Woodland Hills, California 91367 on Friday, November 18, 2005, at 9:00 a.m., Pacific Standard Time, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR THE RATIFICATION OF ERNST & YOUNG LLP AS MRV’S INDEPENDENT ACCOUNTANTS FOR 2005, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF MRV EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS MRV’S INDEPENDENT ACCOUNTANTS FOR 2005.
IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
MRV COMMUNICATIONS, INC.
November 18, 2005

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following directors to serve for a term ending upon the 2005 Annual Meeting of Stockholders or until their successors are elected and qualified.

NOMINEES:
FOR ALL NOMINEES	m	Noam Lotan
	m	Shlomo Margalit
WITHHOLD AUTHORITY	m	Igal Shidlovsky
FOR ALL NOMINEES	m	Guenter Jaensch
	m	Daniel Tsui
FOR ALL EXCEPT	m	Baruch Fischer
(See instructions below)	m	Harold Furchtgott-Roth

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as MRV’s independent accountants for the year ending December 31, 2005.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.